UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Tenet Healthcare Corporation

(Name of Registrant as Specified in Its Charter)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 P.O. BOX 8016, CARY, NC 27512-9903

Tenet Healthcare Corporation

Important Notice Regarding the Availability

of Proxy Materials for the Shareholders

Meeting to be held on May 22, 2024

For Shareholders of record as of March 27, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/THC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/THC
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 10, 2024.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/THC	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Tenet Healthcare Corporation

Meeting Materials: Notice of Annual Meeting & Proxy Statement and Annual Report on Form 10-K
Meeting Type: Annual Meeting of Shareholders
Date:	Wednesday, May 22, 2024
Time:	8:00 AM, Central Time
Place:	Annual Meeting to be held virtually via live audio webcast -
please visit www.proxydocs.com/THC for more details.

You must register to attend, participate and/or vote at the annual meeting at www.proxydocs.com/THC

SEE REVERSE FOR FULL AGENDA

Tenet Healthcare Corporation

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

AGAINST PROPOSALS 4 AND 5

COMPANY PROPOSALS

1.	Election of Directors

1.01 Saumya Sutaria

1.02 J. Robert Kerrey

1.03 Vineeta Agarwala

1.04 James L. Bierman

1.05 Roy Blunt

1.06 Richard W. Fisher

1.07 Meghan M. FitzGerald

1.08 Cecil D. Haney

1.09 Christopher S. Lynch

1.10 Richard J. Mark

1.11 Tammy Romo

1.12 Stephen H. Rusckowski

1.13 Nadja Y. West

2.	To approve, on an advisory basis, the Company’s executive compensation.

3.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2024.

SHAREHOLDER PROPOSALS

4.	To report on risk mitigation regarding state restrictions for emergency abortions.

5.	To report on plans to integrate ESG metrics into executive compensation.

Such other business as may properly come before the meeting or any adjournment or postponement of the meeting will be voted on by the proxy holders in their discretion.